SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES  EXCHANGE ACT OF 1934


                        Date of report:  February 4, 1999


                        ALLIED HEALTHCARE PRODUCTS, INC.
               (Exact Name of Registrant as Specified in Charter)


             Delaware               0-19266                      23-1370721
(State  or  Other  Jurisdiction   (Commission                 (IRS  Employer
         of  Incorporation)       File  Number)             Identification  No.)


       1720  Sublette  Avenue
        St.  Louis,  Missouri                                      63110
(Address  of  Principal  Executive  Offices)                    (Zip  Code)

                                 (314) 771-2400
              (Registrant's telephone number, including area code)




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ITEM  5.     OTHER  EVENTS.

     On February 4, 1999, the Registrant issued a news release announcing its recall of all oxygen regulators sold under the Life Support Products (LSP) brand to replace aluminum components in the units' high-pressure chambers with brass components. The Registrant news release issued on February 3, 1999, attached as Exhibit 1 hereto, is incorporated herein by reference and made a part hereof. In addition, attached hereto as Exhibit 2 and incorporated herein by reference and made a part hereof is a proposed advertisement that the Registrant intends to place in certain national publications relating to such recall.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ALLIED  HEALTHCARE  PRODUCTS,  INC.


Date:  February  4,  1999            By:    /s/    Uma  Nandan  Aggarwal
                                            ----------------------------
                                            Name:  Uma  Nandan  Aggarwal
                                            Title:     Chief  Executive  Officer




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

                                  EXHIBIT INDEX


Exhibit  No.          Description                                   Page  No.
------------          ----------------------------------------      ---------

1.                    News  Release  dated  February  5,  1999              5

2.                    Proposed  Advertisement                               7


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